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                                                                    Exhibit 99.7


                     CONSENT OF OSLER, HOSKIN & HARCOURT LLP

            We hereby consent to the use of our name under the caption "Validity of the Securities" in the Prospectus Supplement of Nortel Networks Corporation, related to the shelf registration statement on Form S-3 of Nortel Networks Corporation and Nortel Networks Limited.

            In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission.

                                      OSLER, HOSKIN & HARCOURT LLP


                                      By  /s/ J. Scott Wilkie
                                          -------------------------------------
                                          J. Scott Wilkie, a Partner


                                      Signed at Toronto, Canada, June 6, 2002


New York, New York
June 6, 2002